Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Grant Practices Specific to Stock Options and Similar Awards
We do not currently grant stock options or similar awards as part of our equity compensation programs and did not grant any such awards in 2025. If stock options or similar awards were granted in the future, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. During the 2025 Fiscal Year, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false